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                      ASSIGNMENT AND SUBSCRIPTION AGREEMENT

         Madison E, Priest, in consideration of the receipt of $400,000 and other good and valuable consideration as set forth in paragraph 3, below, and described elsewhere herein, hereby assigns, conveys, and transfers to Telecom Wireless Corporation ("TWC") that portion of his interest in VisionTek, L.P., a dissolved Delaware limited partnership in liquidation ("VTLP"), equal to 2% of 100% of the liquidating distribution of VTLP.

         Mr. Priest and TWC both understand that VTLP is in liquidation, that Linda W. Priest (Mr. Priest's wife) is the liquidator of VTLP, and that VTLP will be assigning its intellectual property, personal property, and other assets, subject to its liabilities (including litigation pending in various courts with Level One Corporation and Zekko Corporation), to HLN Network Corporation, a Delaware corporation ("HLN") in consideration of 2,500 shares of Series B Common Stock of HLN. It is also the understanding of Mr. Priest and TWC that HLN will distribute the Series B Common Stock to the partners of VTLP in accordance with their interests in liquidating distributions.

         1. To induce TWC to enter into this assignment and subscription agreement, Mr. Priest represents and warrants to TWC as follows:

                  a. Mr. Priest owns the interest in VTLP being assigned to TWC free and clear of all encumbrances, liens, and other liabilities.

                  b. Mr. Priest has the legal capacity to assign his interest in VTLP and his future interest in HLN, subject only to the approval of the liquidator of VTLP and the Board of Directors of HLN.

                  c. Mr. Priest did not encounter TWC through any form of public advertising or general solicitation.

                  d. The interest in VTLP being assigned hereby will entitle TWC to a distribution of 50 shares of Series B Common Stock of HLN when such shares are distributed to the partners of VTLP by the liquidator. To the extent this interest results in fewer than 50 shares, Mr. Priest will assign additional shares to TWC; to the extent this interest results in greater than 50 shares, Mr. Priest retains such shares.

         2. To induce Mr. Priest to enter into this assignment and subscription agreement, TWC represents and warrants to Mr. Priest as follows, with TWC's understanding and agreement that VTLP and HLN will each rely on these representations and warranties as though the representations and warranties were made directly to HLN and VTLP:

                  a. TWC understands that an investment in VTLP and (following the liquidating distribution) HLN is one of high risk, and a significant possibility exists that TWC


PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 2

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                           may lose his entire investment. Without limiting the
                           generality of the foregoing, TWC specifically understands that:

                                    The proceeds to be received from TWC will
                           not be sufficient for HLN to accomplish its corporate objectives as outlined in the due diligence information received by TWC.

                                    The ownership of the intellectual property
                           that forms the basis for the Technology owned by VTLP (which will be assigned to HLN) is primarily with VTLP, but also is possibly with certain individuals including, without limitation, Mr. Priest, Mrs. Priest, and J. Mark Strong. TWC understands that, although these persons have agreed to assign their interests in the intellectual property, the Technology, and the other assets of VTLP, they have not yet done so.

                                    HLN has entered or will shortly enter into
                           an agreement by which an unaffiliated entity by which that entity will have an option to acquire 817 shares of Series A Preferred Stock to be issued by HLN for a total investment of $8,170,000, a portion of which investment will include the reimbursement of expenses previously incurred by such entity. That entity will also obtain an option to enter into an exclusive manufacturing agreement for the broadband communications units, as well as obtaining certain marketing rights. The Series A Preferred Stock will be created with voting rights, liquidation and dividend rights, and other rights and preferences which will be senior to the Series B Common Stock.

                                    HLN can offer no assurance that its
                           technology will ever result in a broadband communications unit of the type witnessed by representatives of TWC becoming available commercially or, if it becomes commercially available, that it will become a commercial success.

                                    The Series B Common Stock has been
                           authorized pursuant to a certificate of designation filed with the Delaware Secretary of State and which TWC has reviewed to the extent it has determined such review to be necessary or appropriate.

                                    The interest in VTLP is subject to the
                           provisions and restrictions contained in the limited partnership agreement for VTLP, which TWC has reviewed to the extent it has determined such review to be necessary or appropriate.

                                    HLN is in the process of negotiating certain
                           compensation arrangements with four persons
                           (including Mr. Priest) who are, and who will continue to be, key employees of HLN. TWC will not be required to approve such compensation arrangements.


PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 3


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                                    As you have been previously advised, VTLP is
                           involved in certain litigation involving its intellectual property which is in the preliminary stages and, although VTLP and HLN believe they have good claims and meritorious defenses, there can be no assurance with regard to the possible outcome of the litigation.

                                    TWC has received a significant amount of
                           information, and has the right to continue to ask for and obtain further information regarding the foregoing or any other information about VTLP and HLN which TWC deems to be relevant to its decision to subscribe to purchase the interests being offered hereby.

                  b. The interest in VTLP, and the shares of Series B Common Stock of HLN to be distributed upon the liquidation of VTLP are being and will be acquired by TWC for his own account and not on behalf of any other person or entity. The Securities are being acquired for investment purposes and not for resale or distribution.

CAVEAT: CERTAIN STATEMENTS CONTAINED HEREIN AND WHICH HAVE BEEN GIVEN TO TWC IN OTHER DOCUMENTS USING THE TERMS "MAY", "EXPECTS TO", AND OTHER TERMS DENOTING FUTURE POSSIBILITIES, ARE FORWARD-LOOKING STATEMENTS. THE ACCURACY OF THESE STATEMENTS CANNOT BE GUARANTEED AS THEY ARE SUBJECT TO A VARIETY OF RISKS WHICH ARE BEYOND VTLP'S OR HLN'S ABILITY TO PREDICT OR CONTROL. THESE RISKS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS OR ESTIMATES CONTAINED IN THIS REPORT. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE POSSIBILITY THAT THE DESCRIBED OPERATIONS OR OTHER ACTIVITIES WILL NOT BE COMPLETED ON ECONOMIC TERMS, IF AT ALL. THE OPERATIONS CONTEMPLATED BY HLN FOLLOWING THE LIQUIDATION OF VTLP ARE ATTENDANT WITH HIGH RISK. THERE CAN BE NO ASSURANCE THAT HLN WILL SUCCEED IN OPERATING THE CONTEMPLATED BUSINESS, AND IT IS IMPORTANT THAT EACH PERSON CONSIDERING AND INVESTMENT PURSUANT TO THIS SUBSCRIPTION AGREEMENT UNDERSTANDS THE SIGNIFICANT RISKS WHICH ACCOMPANY THE PROPOSED CONDUCT OF HLN'S FUTURE OPERATIONS.

                  c. Neither Mr. Priest nor TWC is aware of the payment of any commission or other remuneration to any person in connection with the execution of this assignment to acquire interests of VTLP from T,&. Priest, or the purchase of the Series B Common Stock.

                  d. TWC acknowledges receipt of documents defining the Series B Common Stock and such additional information disclosing the business, financial condition, and management of VTLP and HLN, as it has deemed necessary or appropriate for the purposes of considering this investment.


PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 4


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                  e.       HLN and the liquidator for VTLP have each given TWC
                           the opportunity to ask questions of and to receive answers from persons acting on their behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding VTLP, HLN, its respective business and financial condition which HLN or VTLP possesses or can acquire without unreasonable effort or expense including (without limitation) all minutes of meetings of the Board of Directors of HLN or committees thereof, and other relevant documents requested by TWC. In addition, TWC has made such other financial or other inquiry as TWC deems necessary or appropriate in the conduct of TWC'S due diligence investigation and has not relied on due diligence of any other party in connection herewith.

                  f. TWC acknowledges and understands, however, that neither VTLP nor its liquidator, nor HLN has authorized any person to make any statements on its behalf which would in any way contradict any of the information which VTLP or HLN has provided to TWC in writing, including the information set forth in this Subscription Agreement, and TWC further represents to Mr. Priest, HLN and VTLP that TWC has not relied upon any such representations regarding HLN, VTLP, its respective business or financial condition, or this transaction in making any decision to acquire interests in VTLP and, upon distribution, the Series B Common Stock. If TWC becomes aware of conflicting information, TWC will discuss this with management of HLN and the liquidator of VTLP.

                  g. TWC'S present financial condition is such that it is unlikely that it would be necessary for TWC to dispose of or leverage either his interest in VTLP or the Series B Common Stock when received upon distribution from VTLP, in the foreseeable future.

                  h. TWC acknowledges and understands that there is no market for the interests in VTLP or for any class of HLN's capital stock and there can be no assurance that any such market will ever develop.

                  i. TWC understands that the interests in VTLP being acquired hereby are, and the shares of Series B Common Stock will be and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Act"), and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that VTLP and HLN, as appropriate, will cause its stock transfer records to note such restrictions.


PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 5


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                  j.       TWC understands that the Series B Common Stock which
                           will be acquired on receipt of a liquidating distribution from HLN will be subject to the following co- sale rights and rights of first refusal:

                           Each holder of outstanding equity securities of HLN has (and by executing this Subscription Agreement TWC specifically grants) a right of first refusal with respect to any transfer by it of any shares of any class or series of equity securities of HLN. In addition, any person seeking to purchase shares of any class or series of equity security from TWC must offer and be prepared to purchase all shares held by all other holders of equity securities on the same price and terms. The foregoing rights will expire upon the completion of an initial public offering by HLN. The following transactions are specifically excepted from the foregoing provision:

                           (i) Transfers of shares for estate planning purposes; and

                           (ii) Transfers of common stock by a shareholder which aggregate less than 1% of the total number of shares of common stock outstanding during any twelve month period unless transfer of a larger amount has been approved by the Board of Directors of HLN.

                  k. TWC agrees to disclose to any proposed buyer or transferee of the Series B Common Stock the restrictions relating to the sale or transfer of the Securities being purchased hereby.

                  l. By TWC's execution below, it is acknowledged and understood that VTLP and HLN, and each of them and their respective officers, directors, and liquidator, is and are relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

                  m. TWC has reviewed the terms of this Subscription Agreement and all of the documents attached hereto, delivered in connection herewith or otherwise referenced herein with its legal, investment, tax, and financial advisors to the extent TWC deems such consultation appropriate, and TWC has also consulted with such advisors with regard to the advisability of this investment to the extent TWC deems such consultation to be appropriate. TWC acknowledges that VTLP and HLN has each advised TWC that it recommends that TWC obtain such advice and consultation. TWC further acknowledges that it has neither sought nor received any advice from HLN or VTLP, or any of their respective agents or affiliates with respect to any aspect of this Assignment and Subscription Agreement or the Investment under this Assignment and Subscription Agreement.

                  n. TWC acknowledges that an investment in VTLP and in the Series B Common Stock of HLN is a suitable investment for it, taking into consideration the significant risks


PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 6


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                           associated with their business, the restrictions on
                           transferability and the other considerations affecting VTLP and the Series B Common Stock and HLN as described herein and in the documents referenced herein, and in the investigation that TWC has made.

         3. This Agreement may be amended or modified only in writing signed by the parties hereto. No evidence shall be admissible in any court concerning any alleged oral amendment hereof This Agreement fully integrates all prior agreements and understandings between the parties concerning its subject matter.

         4. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

         5. Each party hereto agrees for itself, its successors and its permitted assigns to execute any and all instruments necessary for the fulfillment of the terms of this Agreement.

         6. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, subject to acceptance by the liquidator for VTLP and HLN, the undersigned has completed this Assignment and Subscription Agreement and tendered payment as set forth above to evidence the undersigned's commitment to purchase the Securities as set forth above.

                          TELECOM WIRELESS CORPORATION

Date:     9/13      , 1999
     ---------------

SSN:                                   By:    /s/ James C. Roberts
   -------------------------------        -------------------------------------
                                              James C. Roberts, Ph.D., President
                                              5299 DTC Boulevard, Suite 1200
                                              Englewood, CO 80111

SUBSCRIPTION ACCEPTED SUBJECT TO THE TERMS HEREOF.

                         HYPERLIGHT NETWORK CORPORATION


    9/13         , 1999                By   /s/ J. Mark Strong
-----------------                         --------------------------------------
                                       J. Mark Strong, President

                                       VISION TEK, L.P.


PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 7


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                                       By:
                                          -------------------------------------
                                          Linda B. Priest, Liquidator





























PRIEST-TELECOM WIRELESS CORPORATION ASSIGNMENT AND SUBSCRIPTION AGREEMENT PAGE 8